SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 9, 2014

PACIFIC ETHANOL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21467 (Commission File Number)	41-2170618 (IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 9, 2014, Pacific Ethanol, Inc. (the “Company”) filed a prospectus supplement to its Registration Statement on Form S-3 (File No. 333-195364) with the Securities and Exchange Commission (as supplemented, the “Registration Statement”) in connection with the proposed offer and sale by the Company of 1,346,852 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), consisting of 295,651 shares of Common Stock (“Series A Warrant Shares”) that are issuable from time to time upon exercise of the Company’s Series A Warrants issued on March 28, 2013 (“Series A Warrants”) and 1,051,201 shares of Common Stock (“Series B Warrant Shares” and together with the Series A Warrant Shares, the “Warrant Shares”) that are issuable from time to time upon exercise of the Company’s Series B Warrants issued on March 28, 2013 (“Series B Warrants”, and together with the Series A Warrants, the “Warrants”), as described in the Registration Statement. In connection with the offering pursuant to the Registration Statement, the legal opinion letter of Troutman Sanders LLP, counsel to the Company, regarding the validity of the Warrant Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.  The legal opinion letter is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Number	Description

	5.1	Opinion of Troutman Sanders LLP

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2014	PACIFIC ETHANOL, INC.

By: /S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright
Vice President, General Counsel and Secretary

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EXHIBITS FILED WITH THIS REPORT

Number	Description

5.1	Opinion of Troutman Sanders LLP

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